                                                                   EXHIBIT 10.36



                                 AMENDMENT NO. 2

         THIS AMENDMENT NO. 2 (this "Amendment") dated as of November 5, 1999, to the Credit Agreement referenced below, is by and among RAILWORKS CORPORATION, a Delaware corporation (the "Domestic Borrower"), the Subsidiaries of the Borrower identified herein, the Lenders identified herein, BANK OF AMERICA CANADA, as Canadian Administrative Agent, and BANK OF AMERICA, N.A., as Domestic Administrative Agent. Terms used herein but not otherwise defined herein shall have the meanings provided to such terms in the Credit Agreement.

                               W I T N E S S E T H

         WHEREAS, a $105 million credit facility has been extended to the Domestic Borrower and certain of its Subsidiaries pursuant to the terms of that Amended and Restated Credit Agreement dated as of August 5, 1999 (as amended and modified, the "Credit Agreement") among the Domestic Borrower, certain of its Subsidiaries as Canadian Borrowers, certain of its Subsidiaries as Guarantors, the lenders identified therein, First Union National Bank, as Documentation Agent, Bank of America Canada, as Canadian Administrative Agent, and Bank of America, N.A., as Domestic Administrative Agent;

         WHEREAS, the Domestic Borrower has requested certain modifications to the Credit Agreement;

         WHEREAS, the requested modifications require the consent of the Required Lenders;

         WHEREAS, the Required Lenders have agreed to the requested modifications on the terms and conditions set forth herein;

         NOW, THEREFORE, IN CONSIDERATION of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

         1.       The Credit Agreement is amended in the following respects:

         1.1 The following definitions are added to Section 1.1 of the Credit Agreement to read as follows:

                           "Borrowing Base" means, as of any day, an amount
                  equal to the sum of (i) eighty-five percent (85%) of Eligible Receivables of the Credit Parties, (ii) eighty-five percent (85%) of Eligible Receivables Retainage of the Credit Parties and (iii) sixty percent (60%) of Eligible Inventory of the Credit Parties, in each case as set forth in the most recent Borrowing Base Certificate delivered to the Administrative Agents and the Lenders in accordance with the terms of Section 7.1(c), with adjustments to give effect to Acquisitions and Divestitures since the date of such Borrowing Base Certificate on a Pro Forma Basis.

                           "Intercreditor Agreement" means that certain
                  Intercreditor Agreement to be entered into by and among Bank of America, N.A., as Collateral Agent under the Term Loan Credit

                  Agreement, Bank of America, N.A., as Collateral Agent under this Credit Agreement, and the Credit Parties, as amended or modified from time to time, in substantially the form of Exhibit A attached to Amendment No. 2.

                           "Term Loan Credit Agreement" means that certain $30
                  million Term Loan Credit Agreement to be entered into by and among the Domestic Borrower, the Domestic Guarantors, the lenders party thereto and Bank of America, N.A., as administrative agent for the lenders, as amended, modified, extended or renewed.

         1.2      In the definition of "Permitted Liens" in Section 1.1, clauses
(xv) and (xvi) are renumbered as clauses (xvi) and (xvii), and a new clause (xv) is added to read as follows:

                           (xv) Liens in favor of the administrative agent and
                  lenders under the Term Loan Credit Agreement securing the loans and obligations owing under the Term Loan Credit Agreement on a pari passu basis with the Domestic Obligations owing under this Credit Agreement, but only to the extent (A) such Liens are on the same collateral as to which the Lenders also have a lien and (B) such Liens are subject to the Intercreditor Agreement.

         1.3 The following sentence is add to Section 3.3(b) of the Credit Agreement immediately following the last sentence thereof:

                           If at any time the aggregate principal Dollar Amount
                  of Obligations plus the aggregate principal amount of the term loan under the Term Loan Credit Agreement shall exceed the Borrowing Base, the Borrowers shall immediately make payment on the Loans, on the term loan under the Term Loan Credit Agreement and/or to a cash collateral account in respect of the LOC Obligations or the BA Obligations in an amount sufficient to eliminate the excess.

         1.4 Clauses (l) and (m) of Section 8.1 of the Credit Agreement are renumbered as clauses (m) and (n) thereof, and a new clause (l) is added thereto to read as follows:

                           (l) other senior secured Indebtedness of the Domestic
                  Credit Parties in an aggregate principal amount of up to $30 million incurred pursuant to the Term Loan Credit Agreement;

         1.5 Section 8.10 of the Credit Agreement is amended to read as follows:

                           Except with respect to (i) prohibitions against other
                  encumbrances on specific Property encumbered to secure payment of particular Indebtedness (which Indebtedness relates solely to such specific Property, and improvements and accretions thereto, and is otherwise permitted hereby), (ii) the Term Loan Credit Agreement and (iii) the Senior Subordinated Notes, enter into, assume or become subject to any agreement prohibiting or otherwise restricting the creation or assumption of any Lien upon its properties or assets, whether now owned or hereafter acquired, or requiring the grant of any security for such obligation if security is given for some other obligation.

         1.5 Clause (k) of Section 9.1 is renumbered as clause (l), and a new clause (k) is added to read as follows:

                           (j) The occurrence of an Event of Default under the
                  Term Loan Credit Agreement;

         2. The Required Lenders hereby consent to the designation in the Term Loan Credit Agreement that the Indebtedness evidenced thereby shall constitute "Designated Senior Debt" (as such term is defined in the Senior Subordinated Notes)).

         3. By execution of this Amendment, the Required Lenders authorize and direct the Administrative Agent, on behalf of the Lenders, to enter into the Intercreditor Agreement.

         4. This Amendment shall be effective as of the date hereof upon execution of this Amendment by the Credit Parties and the Required Lenders.

         5. The Credit Parties hereby affirm (i) the representations and warranties set out in Section 6 of the Credit Agreement are true and correct as of the date hereof (except those which expressly relate to an earlier period) and (ii) no Default or Event of Default presently exists.

         6. Each of the Guarantors (i) acknowledges and consents to all of the terms and conditions of this Amendment, (ii) affirms all of its obligations under the Credit Documents and (iii) agrees that this Amendment and all documents executed in connection herewith do not operate to reduce or discharge the Guarantors' obligations under the Credit Agreement or the other Credit Documents.

         7. The Borrower and the Guarantors, as applicable, affirm the liens and security interests created and granted in the Credit Agreement and the Credit Documents and agree that this Amendment shall in no manner adversely affect or impair such liens and security interests.

         8. Except as modified hereby, all of the terms and provisions of the Credit Agreement (including Schedules and Exhibits) shall remain in full force and effect.

         9. The Borrower agrees to pay all reasonable costs and expenses of the Administrative Agent in connection with the preparation, execution and delivery of this Amendment, including without limitation the reasonable fees and expenses of Moore & Van Allen, PLLC.

         10. This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original and it shall not be necessary in making proof of this Amendment to produce or account for more than one such counterpart.

         11. This Amendment shall be deemed to be a contract made under, and for all purposes shall be construed in accordance with the laws of the State of New York.

                  [Remainder of Page Intentionally Left Blank]

         IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Amendment No. 1 to be duly executed and delivered as of the date first above written.

DOMESTIC
BORROWER:                           RAILWORKS CORPORATION,
--------                            a Delaware corporation

                                    By:  /s/ Michael R. Azarela
                                       ----------------------------------------
                                    Name:   Michael R. Azarela
                                    Title:  Executive Vice President and
                                            Chief Financial Officer

CANADIAN
BORROWERS:                          GANTREX RW COMPANY,
---------                           a Nova Scotia unlimited liability company

                                    By:  /s/ Michael R. Azarela
                                       ----------------------------------------
                                    Name:   Michael R. Azarela
                                    Title:  Executive Vice President and
                                            Chief Financial Officer

                                    RAILWORKS CANADA COMPANY,
                                    a Nova Scotia unlimited liability company

                                    By:  /s/ Michael R. Azarela
                                       ----------------------------------------
                                    Name:   Michael R. Azarela
                                    Title:  Executive Vice President and
                                            Chief Financial Officer

                           [Signature Pages Continue]

DOMESTIC
GUARANTORS:
                                    ALPHA-KEYSTONE ENGINEERING, INC.,
                                    a Pennsylvania corporation
                                    ANNEX RAILROAD BUILDERS, INC.,
                                    an Indiana corporation
                                    ARMCORE ACQUISITION CORP.,
                                    a Delaware corporation
                                    ARMCORE RAILROAD CONTRACTORS, INC.,
                                    an Illinois corporation
                                    BIRMINGHAM WOOD, INC.,
                                    an Alabama corporation
                                    COMSTOCK HOLDINGS INC.,
                                    a Delaware corporation
                                    COMTRAK CONSTRUCTION, INC.,
                                    a Georgia corporation
                                    CONDON BROTHERS, INC.,
                                    a Washington corporation
                                    CPI CONCRETE PRODUCTS INCORPORATED,
                                    a Tennessee corporation
                                    EARL CAMPBELL CONSTRUCTION COMPANY, INC., a Texas corporation
                                    FCM RAIL, LTD., a Michigan corporation
                                    F&V METRO CONTRACTING CORP.,
                                    a New York corporation
                                    GANTREX CORPORATION,
                                    a Pennsylvania corporation
                                    H.P. MCGINLEY INC.,
                                    a Pennsylvania corporation
                                    IMPULSE ENTERPRISES OF NEW YORK, INC.,
                                    a New York corporation
                                    KENNEDY RAILROAD BUILDERS, INC.,
                                    a Pennsylvania corporation
                                    M-TRACK ENTERPRISES, INC.,
                                    a New York corporation
                                    MCCORD TREATED WOOD, INC.,
                                    an Alabama corporation
                                    MERIT RAILROAD CONTRACTORS, INC.,
                                    a Missouri corporation

                                    By: /s/ Michael R. Azarela
                                       ----------------------------------------
                                    Name:   Michael R. Azarela
                                    Title:  Executive Vice President of each
                                            of the foregoing Domestic Guarantors

                           [Signature Pages Continue]

                        MIDWEST CONSTRUCTION SERVICES, INC.,
                        an Indiana corporation
                        MIDWEST RAILROAD CONSTRUCTION & MAINTENANCE CORPORATION OF WYOMING, a Wyoming corporation
                        MIDWEST RW, INC.,
                        a Delaware corporation
                        MINNESOTA RAILROAD SERVICE, INC.,
                        a Tennessee corporation
                        NEOSHO ASIA, INC.,
                        a Kansas corporation
                        NEOSHO CENTRAL AMERICA, INC.,
                        a Kansas corporation
                        NEOSHO CONSTRUCTION COMPANY, INCORPORATED, a Kansas corporation
                        NEOSHO CONTRACTORS, INC.,
                        a Wyoming corporation
                        NEOSHO INCORPORATED,
                        a Kansas corporation
                        NEOSHO INTERNATIONAL, INC.,
                        a Kansas corporation
                        NEW ENGLAND RAILROAD CONSTRUCTION CO., INC., a Connecticut corporation
                        NORTHERN RAIL SERVICE AND SUPPLY COMPANY, INC., a Michigan corporation
                        PARSONS RAILWAY SHOPS, INC.,
                        a Kansas corporation
                        R. & M. B. RAIL CO., INC.,
                        an Indiana corporation
                        RAILCORP, INC.,
                        an Ohio corporation
                        RAILROAD RESOURCES, INC.,
                        a Missouri corporation
                        RAILROAD SERVICE, INC.,
                        a Nevada corporation
                        RAILROAD SPECIALTIES, INC.,
                        an Indiana corporation
                        SOUTHERN INDIANA WOOD PRESERVING CO., INC., an Indiana corporation

                        By:  /s/  Michael R. Azarela
                           --------------------------------------------
                        Name:   Michael R. Azarela
                        Title:  Executive Vice President of each
                                of the foregoing Domestic Guarantors

                           [Signature Pages Continue]

                                   U.S. RAILWAY SUPPLY, INC.,
                                   an Indiana corporation
                                   U.S. TRACKWORKS, INC.,
                                   a Michigan corporation
                                   V&R ELECTRICAL CONTRACTORS, INC.,
                                   a New York corporation
                                   WM. A. SMITH CONSTRUCTION CO., INC.,
                                   a Texas corporation
                                   WM. A. SMITH RERAILING SERVICES, INC.,
                                   a Texas corporation

                                   By: /s/ Michael R. Azarela
                                      ----------------------------------------
                                   Name:   Michael R. Azarela
                                   Title:  Executive Vice President of each
                                           of the foregoing Domestic Guarantors

                                   L.K. COMSTOCK & COMPANY, INC.,
                                   a New York corporation

                                   By: /s/ Michael R. Azarela
                                      ----------------------------------------
                                   Name:   C. William Moore
                                   Title:  Chief Executive Officer and President

                                   F&V METRO RW, INC.,
                                   a Delaware corporation

                                   By: /s/ John P. Nuzzo
                                      ----------------------------------------
                                   Name:   John P. Nuzzo
                                   Title:  Assistant Secretary

                                   GANTREX RW, INC.,
                                   a Delaware corporation
                                   GANTREX SYSTEMS, INC.,
                                   a Delaware corporation
                                   RAILWORKS CANADA, INC.
                                   a Delaware corporation


                                   By: /s/ John P. Nuzzo
                                      ----------------------------------------
                                   Name:   John P. Nuzzo
                                   Title:  Secretary of each of the foregoing
                                           Domestic Guarantors


                                   By: /s/ Michael R. Azarela
                                      ----------------------------------------
                                   Name:   Michael R. Azarela
                                   Title:  Executive Vice President of each
                                           of the foregoing Domestic Guarantors

                           [Signature Pages Continue]

CANADIAN
GUARANTORS:
                                GANTREX GROUP, LTD.,
                                an Ontario corporation
                                GANTREX HOLDINGS-CANADA, INC.,
                                a Nova Scotia corporation
                                GANTREX LIMITED,
                                an Ontario corporation
                                GANTREX SYSTEMS LIMITED,
                                an Ontario corporation
                                PACIFIC NORTHERN RAIL CONTRACTORS CORP., a British Columbia company
                                PACIFIC NORTHERN RAIL HOLDINGS LTD.,
                                a British Columbia company
                                PACIFIC NORTHERN RAIL RW, INCORPORATED,
                                a Nova Scotia corporation
                                PNR LEASING LTD.,
                                a British Columbia company
                                PNR INVESTMENTS LTD.,
                                a British Columbia company

                                By: /s/ Michael R. Azarela
                                   ------------------------------------------
                                Name:   Michael R. Azarela
                                Title:  Executive Vice President of each
                                        of the foregoing Canadian Guarantors

                           [Signature Pages Continue]

LENDERS:                            BANK OF AMERICA, N.A.,
                                    individually in its capacity as a Lender and in its capacity as Domestic Administrative Agent

                                    By: /s/ Christopher A. Pope
                                       ----------------------------------------
                                    Name:   Christopher A. Pope
                                    Title:  Senior Vice President

                                    BANK OF AMERICA CANADA,
                                    individually in its capacity as a Lender and in its capacity as Canadian Administrative Agent

                                    By: /s/ Christopher A. Pope
                                       ----------------------------------------
                                    Name:   Christopher A. Pope
                                    Title:  Senior Vice President

                                    FIRST UNION NATIONAL BANK

                                    By: /s/ Barbara Gell Carroll
                                       ----------------------------------------
                                    Name:   Barbara Gell Carroll
                                    Title:  SVP

                                    SUMMIT BANK

                                    By: /s/ Seill P. Nakamura
                                       ----------------------------------------
                                    Name:   Seill P. Nakamura
                                    Title:  Vice President

                                    FLEET BANK, N.A.

                                    By: /s/ Nancy Foran-Pinzan
                                       ----------------------------------------
                                    Name:   Nancy Foran-Pinzan
                                    Title:  Vice President

                                    KEYBANK NATIONAL ASSOCIATION

                                    By: /s/ Daniel W. Lally
                                       ----------------------------------------
                                    Name:   Daniel W. Lally
                                    Title:  Assistant Vice President

                                    BANK ONE OF MICHIGAN

                                    By: /s/ Guy J. Rau
                                       ----------------------------------------
                                    Name:   Guy J. Rau
                                    Title:  Vice President

                           [Signature Pages Continue]

                                    M&T BANK

                                    By: /s/ Michael Weinstock
                                       ----------------------------------------
                                    Name:   Michael Weinstock
                                    Title:  Vice President

                                    CONGRESS FINANCIAL CORPORATION [CANADA]

                                    By: /s/ Wayne Engoetz
                                       ----------------------------------------
                                    Name:   Wayne Engoetz
                                    Title:  President